                                                                   Exhibit 99.C2


                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated October 28, 2003 in the Registration Statement of Equity Opportunity Trust, Value Select Ten Series 2003D.


                                                   /s/ Ernst & Young LLP
                                                   ----------------------------
                                                   ERNST & YOUNG LLP


New York, New York
October 28, 2003




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                                  EXHIBIT INDEX


     1. Ex.-99.A1 - Standard Terms and Conditions of Trust dated as of July 1, 1998 between UBS Financial Services Inc. (formerly: UBS PaineWebber Inc.), Depositor and Investors Bank & Trust Company, as Trustee (incorporated by reference to Exhibit 2 in File No. 333-55697 filed on July 29, 1998, amended in Exhibit 9 in File No. 333-87820 filed on June 25, 2002 and Exhibit 8 in File No. 333-101833 filed on January 23, 2003).

     2. Ex.-99.A2 - Copy of Trust Indenture and Agreement between UBS Financial Services Inc., Depositor, and Investors Bank & Trust Company, as Trustee (incorporating by reference Standard Terms and Conditions of Trust dated as of July 1, 1998 filed on July 29, 1998, amended on June 25, 2002 and January 23, 2003).

     3. Ex.-99.A5 - Form of Certificate of Ownership (included in Standard Terms and Conditions of Trust referenced above).

     4. Ex. -99.A6 - Restated Certificate of Incorporation of UBS Financial Services Inc. dated May 15, 2003 (incorporated herein by reference to Exhibit No. 4 to Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-106185) filed on June 19, 2003.)

     5. Ex.-99.A6 - By-Laws of UBS Financial Services Inc. (formerly: UBS PaineWebber Inc.), as amended, dated June 10, 1991 and still in effect (incorporated by reference to Exhibit 1.8 to the Registration Statement on Form S-6 for the Municipal Investment Trust Fund, Monthly Payment Series 573 Defined Assets Funds (Reg. No. 333-08241), filed on July 7, 1996).

     6. Ex.-99.2 - Opinion of Counsel as to legality of securities being registered and consent of Counsel.

     7.   Ex.-99.C2 - Consent of Ernst & Young LLP, Independent Auditors.


     8. Ex.-99.A11 - Code of Ethics of UBS Financial Services Inc. Unit Trusts (incorporated herein by reference to Exhibit No. 5 to the Amendment dated June 9, 2003 to the Registration Statement on Form N-8B-2 (file number 811-3722) dated and filed on June 9, 2003.